Capital Management Investment Trust

CAPITAL MANAGEMENT MID-CAP FUND
INSTITUTIONAL SHARES – Ticker Symbol CMEIX
INVESTOR SHARES – Ticker Symbol CMCIX

A Series of
Capital Management Investment Trust

Supplement to the Prospectus dated March 29, 2016
Supplement dated February 8, 2017

Change to Principal Investment Strategies of the Fund

Effective February 8, 2017, the Capital Management Mid-Cap Fund’s principal investment strategies are revised by adding the following new paragraph after the second paragraph under the section “Principal Investment Strategies of the Fund”:

While the Mid-Cap Fund’s primary focus is investment in equity securities, the Mid-Cap Fund has flexibility to invest in other types of securities when the Advisor believes they offer opportunities that are more attractive. Accordingly, the Mid-Cap Fund may invest in derivative instruments, including put and call options. The Mid-Cap Fund may also sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future. When the Mid-Cap Fund makes a short sale of a security, the Mid-Cap Fund will have to replace the security in the future, whether or not the price declines. The Mid-Cap Fund may hold up to 20% of its net assets in derivative instruments and short positions at any time.

Change to Principal Risk of the Fund

Effective February 8, 2017, the Capital Management Mid-Cap Fund’s principal risks are revised by adding the following new paragraph at the end of the section “Principal Risks of Investing in the Fund”:

Derivative Instruments Risk. Derivative instruments such as option contracts, futures contracts, and options on future contracts are generally investments the value of which depends on (or is derived from) the value of the underlying assets, interest rate, or index. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the derivative security may not be liquid.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated March 29, 2016, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (888) 626-3863.